UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 8, 2010

YRC Worldwide Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-12255	48-0948788
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10990 Roe Avenue, Overland Park, Kansas 66211

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (913) 696-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On April 8, 2010, YRC Worldwide Inc. (the “Company”) reported the following preliminary information regarding the first quarter 2010:

•	Shipments per workday for the YRC National Transportation and YRC Regional Transportation segments for the first quarter 2010; and

•

The non-cash compensation charge recognized in the first quarter 2010 related to the grant of stock options and stock appreciation rights to its union employees, as previously disclosed on the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 5, 2010.

A copy of the news release announcing this preliminary information is furnished hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	News Release dated April 8, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

YRC WORLDWIDE INC.

Date: April 8, 2010	By:	/s/ Paul F. Liljegren
Paul F. Liljegren
Vice President — Investor Relations and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	News Release dated April 8, 2010

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